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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number ___811-04963

The Berwyn Funds

(Exact name of registrant as specified in charter)

1189 Lancaster Avenue Berwyn, Pennsylvania	19312
(Address of principal executive offices)	(Zip code)

Kevin M. Ryan

The Killen Group, Inc.          1189 Lancaster Avenue              Berwyn, PA 19312

(Name and address of agent for service)

Registrant's telephone number, including area code:  (610) 296-7222

Date of fiscal year end:         December 31, 2013

Date of reporting period:       June 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.   Reports to Stockholders.

Semi-Annual Report

June 30, 2013 | (UNAUDITED)

NO LOAD MUTUAL FUNDS

Shareholder Services

c/o Ultimus Fund Solutions, LLC

P.O. Box 46707 | Cincinnati, Ohio 45246-0707

1 (800) 992-6757

www.theberwynfunds.com

THE BERWYN FUNDS TABLE OF CONTENTS

THE BERWYN FUNDS

2013 Semi-Annual Report

The Berwyn Funds

Letter from the President

July 30, 2013

Dear Shareholder:

I am pleased to report that The Berwyn Funds performed well in the first half of 2013. Each of our three funds experienced solid growth as a result of a rise in its net asset value per share and an increase in its respective shareholder accounts.

The Berwyn Income Fund (BIF), the largest of our three funds, benefited from its conservative investment posture which mitigated the sharp decline in the prices of Treasury securities and other longer maturity fixed income instruments. In recognition of the prevailing, historically low interest rates, we have made a concerted effort in this fund to protect principal by maintaining relatively short bond maturities, foregoing the allure of higher income in the short term as bond prices soared to all-time highs. This year our discipline was rewarded as the interest rate on the ten-year Treasury note rose from 1.76 percent to 2.49 percent in the first half, driving down bond prices. BIF’s performance was further enhanced by allocating close to the maximum thirty percent of the fund’s assets allowed by its prospectus to equities, which performed well. In summary, I believe that BIF has maintained a low risk investment profile while delivering a competitive return to its shareholders.

The Berwyn Fund (BF), which invests primarily in small-capitalization stocks, got off to a slow start this year after a strong performance in 2012. In the second quarter, however, BF’s relative performance improved as favorable first quarter earnings results were released for the companies in its portfolio of investments. Managing BF is a very intense activity since the prices of small cap stocks tend to be more volatile as compared to large cap stock prices. However, according to Ibbotson, a subsidiary of Morningstar, Inc., over extended periods of time, small cap stocks have outperformed large cap stocks by a significant amount. I believe that BF’s value-oriented approach, coupled with the multiplicity of tools employed in our research process, will enable us to capitalize on the opportunities presented in this asset class for years to come.

The Berwyn Cornerstone Fund (BCF), which invests primarily in larger companies, delivered a strong performance throughout the six-month period. While large, even blue chip, companies have presented significant challenges to investors since the start of the new millennium, BCF has avoided the pitfalls associated with “popular” stocks of the day. BCF, which employs the same undervalued investment approach that is used for BIF and BF, is an excellent vehicle for the conservative equity investor, in my opinion.

The bull market that began in March, 2009 has proven to be both powerful and durable. Despite the stark reality of a Federal government that has been unable to function effectively, an excessive national debt-to-GDP ratio, evolving financial industry regulations and high unemployment, the strength of our free enterprise system, coupled with a bold Federal Reserve Board strategy, has resulted in record corporate profits. Consequently, the Dow Jones Industrial and Transportation Averages have been trading at all–time highs in recent days. According to Charles Dow, the now deceased creator of the Dow Theory, the concerted upward trend of these averages indicates continued expansion in the economy and higher stock prices. A broader measure of corporate America’s health is the Standard and Poor’s 500 Index, which recently and decisively eclipsed prior highs reached in 2000 and 2007. Finally, the Russell 2000 Index, which is compiled of 2000 smaller companies, has nearly tripled from its March, 2009 nadir and is well above its former high, set in 2007. Set against the background of a low interest rate environment and quiescent inflation, these market averages are most probably telegraphing that we are now in a secular bull market.

Notwithstanding this point of view, but based upon our experience, we recognize the need to be constantly vigilant as this market continues to unfold. Although our team will be trying to maximize our returns in this positive environment, we will be watchful for excesses in the months ahead.

Thank you for your participation in The Berwyn Funds. Operational and performance details for each fund are provided in the pages that follow.

Thank you for your continued confidence.

Sincerely,

Robert E. Killen
President

Past performance is not a guarantee of future results. The investment return and the principal value of an investment in The Berwyn Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data cited. Current month end data is available at www.theberwynfunds.com.

An investor should consider the investment objectives, risks, and charges and expenses of the Funds carefully before investing. The Funds’ prospectus contains this and other information about the Funds and should be read before investing. The Funds’ prospectus may be obtained by downloading it from the Funds’ web site (www.theberwynfunds.com) or by calling 1-800-992-6757.

This President’s Letter and the letters that follow seek to describe some of the Advisor’s current opinions and views of the financial markets. Although the Advisor believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The opinions and views expressed are as of the date of the Letters.

The Berwyn Funds are distributed by Ultimus Fund Distributors, LLC.

THE BERWYN FUNDS

2013 Semi-Annual Report

Berwyn Fund

a series of The Berwyn Funds

July 30, 2013

Dear Berwyn Fund Shareholder:

The Berwyn Fund’s (BF’s) relative performance accelerated in the second quarter after a mediocre first quarter. For the three-month period ended June 30, 2013, BF gained 4.70 percent as compared to total return gains of 2.92 percent, 3.08 percent and 2.91 percent for the Dow Jones Industrial Average (DJIA), Russell 2000 Index and Standard and Poor’s 500 Index, respectively.

For the six-month period, BF appreciated 14.77 percent as compared to total return gains of 15.20 percent, 15.86 percent and 13.82 percent for the DJIA, Russell 2000 Index and S&P 500 Index, respectively. BF’s net asset value per share began the year at $32.02 and ended the second quarter at $36.75.

The first six months’ performance was led by Methode Electronics, up 70.5%, AAON, Inc., up 69.3%, Ruth’s Hospitality Group, up 66.7%, Graham Corp., up 54.4%, and Landec Corp., up 39.2%. The fund’s worst performers in this period were VAALCO Energy, down 33.9%, Gulf Island Fabrication, down 19.6%, Chiquita Brands, down 18.3%, Rudolph Technologies, down 16.7%, and Granite Construction, down 10.7%. Chiquita Brands was eliminated from the portfolio during this period but we have added to our VAALCO Energy shares.

The fund, in our opinion, is positioned to capitalize on an expanding economy as the country continues to make progress in emerging from the devastating 2008/2009 recession. Although BF held 45 individual securities at the end of the year’s first half, the majority of these holdings are concentrated in areas sensitive to economic growth, including industrial companies (26.8%), information technology (22.3%) and consumer discretionary (19.0%). The remainder of the portfolio is divided between financial, energy-related, materials (natural resources), consumer staples, telecommunication services and health care companies. At the end of June, BF’s cash position had been reduced to 4.1% of the fund’s net assets, which have grown to $405 million.

We continue to believe that the bull market for equities that began in March, 2009 is alive and gaining credibility throughout the investment community. In our opinion, the foundation for the appreciation in equity prices is an economy that continues to grow at a moderate, but steady, pace. As we enter the second half of the year, there are signs that suggest the economic recovery has the ability to gain momentum in the months to follow. Two major engines of the United States economy, residential housing and automobiles, have been recovering from their recessionary lows and continue to gain strength. Anecdotally, it has been reported that builders have been accumulating a backlog of work due to the unavailability of experienced craftspeople. If true, this should add momentum to the second half of this year. In addition, the effects of the federal budget sequestration and resumption of the payroll tax deduction to its former level should be smaller factors if the economy’s growth continues. Also noteworthy, job growth has been significantly higher in the second quarter of this year than in prior reporting periods. For example, in the six months ended June 30, 2013, the net change in non-farm payrolls averaged monthly job gains of 202,000 as compared to 151,000 and 183,000 in the first six months of 2012 and 2011, respectively.

We believe another healthy sign that the economy is returning to a more normal condition is that interest rates have been moving higher since the month of May. In our view, this can be attributed to higher borrowing needs by the private sector and money moving out of U.S. Treasury securities into the stock market. The dramatic drop in gold prices is another indication to us that there is less fear in the marketplace and confidence in the economy and the financial markets is increasing. The price of gold peaked in the fall of 2011 at $1,920 per ounce and at the time of this writing has fallen to $1,274 per ounce.

BF is managed for long term results. Our team continues to employ a value oriented investment philosophy that attempts to uncover and invest in companies selling below their intrinsic worth. This approach often results in investment selections that are out-of-favor with other institutional investors or businesses that are obscure and not widely followed by most security analysts. In our opinion, this contrarian philosophy offers our shareholders the opportunity for significant upside potential over the long term with less risk than many other investment strategies.

Thank you for your participation in BF and for your continued confidence in our work.

Sincerely,

The Killen Group, Inc.

Fund Performance for Periods Ended 6/30/13 (Average Annual Total Returns)
	One Year	Five Years	Ten Years
Berwyn Fund	28.98%	10.93%	11.68%
Performance data quoted represents past performance. Past performance is not a guarantee of future results. The investment return and the principal value of an investment in BF will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data cited. Current month end data is available at www.theberwynfunds.com.

The expense ratio for Berwyn Fund for the year ended 12/31/12, as reflected in BF’s prospectus, was 1.20%. Returns are net of all expenses, advisory fees and commission charges and include the reinvestment of BF’s dividends. All index returns referred to herein also include the reinvestment of dividends. The returns shown do not reflect the deduction of taxes a shareholder may pay on the redemption of Fund shares or Fund distributions.

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other information about the Fund and should be read before investing. The Fund’s prospectus may be obtained by downloading it from the Fund’s web site or by calling 1-800-992-6757.

THE BERWYN FUNDS

2013 Semi-Annual Report

Berwyn Income Fund

a series of The Berwyn Funds

July 30, 2013

Dear Berwyn Income Fund Shareholder:

The total return to shareholders of the Berwyn Income Fund (BIF) for the second quarter of 2013 was 2.53 percent. A dividend of $0.07 per share was paid from net investment income, down from the $0.10 paid in last year’s second quarter but slightly greater than this year’s first quarter’s dividend of $0.0675. For the quarter, BIF bested the total returns of its two reference bond indices, the Citigroup Broad Investment Grade Bond Index (-2.28 percent) and the Merrill Lynch High Yield Master II Index (-1.35 percent). The fund also fared better than its third reference index, the Lipper Income Fund Index (-0.84 percent) which, like BIF, has an equity component.

For the six months ended June 30, 2013, BIF recorded a total return of 5.32 percent, outperforming the Citigroup Broad Investment Grade Bond Index, which declined 2.46 percent, and the Merrill Lynch High Yield Master II Index, whose total return was 1.50 percent. BIF also beat the Lipper Income Fund Index, which had a six month total return of 2.85 percent.

BIF registered its best quarter in terms of relative performance since the depths of the recession in late 2008 and early 2009. Most of the fund’s equity holdings outperformed the broad equity indices. Another contributor to BIF’s positive relative performance was a sharp rise in interest rates during the quarter that placed downward pressure on bond prices. For example, the benchmark 30-year Treasury bond declined in price over 5 percent for the quarter. As a consequence, many bond mutual funds and bond exchange-traded funds faced heavy redemptions by investors, exacerbating the decline. Income-sensitive stocks also sold off as the real estate investment trust (REIT) and utilities sectors fell by more than 3 percent each. BIF remained underweighted in longer duration bonds, with relatively high cash reserves, due to the greater than normal perceived risk in interest rate sensitive fixed income securities. As a result, the performance of BIF’s bond portfolio was essentially flat during the quarter on a total return basis.

There are three simple, yet powerful, concepts that we attempt to leverage through our investment process. First, we are willing to be contrarian. Secondly, we take a long-term perspective. Thirdly, we generate all of our investment research internally. Our value-based research process tends to gravitate towards unpopular, out-of-favor companies. Our focus on the long-term allows us to take advantage of the market’s tendency to make pricing mistakes in the short-term. Our research process is time-consuming and laborious, but results in greater clarity of thought and conviction, looking beyond the typical three month earnings cycle. This short-term viewpoint that so dominates Wall Street can even infect corporate management. The pressure to “make the number,” achieving or exceeding the consensus quarterly earnings estimates, can result in short-sighted decisions on the part of management. The ability to see beyond immediate issues or earnings shortfalls is critical, in our opinion, to corporate management and investors alike. A longer term perspective emphasizes the enduring qualities of a business while de-emphasizing its short-term stock price movements.

As if to reinforce this point, during the past three months two of BIF’s longer term equity holdings, Met-Pro Corp. and Methode Electronics, Inc., performed particularly well, each posting gains in excess of 30 percent. Met-Pro was originally purchased in November, 2009 at a price close to $9. It manufactures product recovery, pollution control and fluid handling equipment. With a strong balance sheet and effective change in corporate strategy, we believed that Met-Pro provided an excellent total return opportunity. After three and a half years, our patience was rewarded as Met-Pro announced during the second quarter that it will be acquired by a competitor for a price of $13.75. Met-Pro’s stock spiked on the news and closed the quarter up 31 percent.

The fund has owned Methode Electronics, Inc. (MEI) for over seven years, initially purchasing its stock at a price of $9.95. A mid-level automotive supplier, the company shifted its focus shortly before our purchase, aspiring to be a high quality supplier capable of producing patentable products and technologies for the automotive, consumer appliance and industrial manufacturing industries. This effort was temporarily thwarted by the weak economy and one of the worst automotive slowdowns since the Great Depression. MEI’s stock price fell to less than $3 per share in March, 2009. With a conviction based on MEI’s solid balance sheet and management team, we bought additional shares. Now that the auto market has recovered, MEI’s business and stock price have bounced back strongly. The company has signed major contracts with Ford and GM valued in the hundreds of millions of dollars. During the second quarter, MEI rose nearly 33 percent and subsequently hit a 13-year high price of $19.51 in early July. Additional positive stock contributors this quarter included Harman International Industries, up 22 percent, Microsoft Corp., up 22 percent, and Hartford Financial Services Group, up 20 percent.

Over the past few years, BIF has held a higher than normal cash position. The majority of this cash stemmed from our inability to find value in the fixed income market. While many asked why we would hold cash yielding near zero percent, we questioned the sanity of buying long duration bonds yielding little more than 2 percent. In our view, buying such bonds would be analogous to locking in failure; accepting too little return and assuming too much risk. In a move aimed at further reducing interest rate risk, the composition of BIF’s fixed income portfolio was shifted over the past several years towards more equity sensitive convertible bonds and away from more interest rate sensitive Treasury, Agency and corporate bonds. Convertible bonds possess higher potential upside than traditional, non-convertible bonds when interest rates are low. For example, two of BIF’s largest fixed income holdings, Illumina 0.25 percent bonds of 3/15/2016 and Omnicare 4 percent preferred stock of 6/15/2033, each rallied more than 12 percent last quarter. As interest rates moved higher in the second quarter, the value of having cash, shorter duration bonds and convertible bonds helped the fund outperform.

The fund was not without its laggards in the second quarter. In the past year, few sectors of the market were as out of favor as Basic Materials. With global GDP moderating recently, the prices of commodities related to steel production, namely coal and iron ore, declined precipitously. The three worst equity performers in the fund were each down at least 10 percent and were either a materials- or commodity-related company. Peabody Energy declined 22 percent, Joy Global was down 18 percent and Cliffs Natural Resources fell 11 percent. Despite the possibility of further price declines, we believe that, looking forward several years, the potential upside outweighs the risk in these securities. In BIF’s fixed income portfolio, the worst performing holding was the Hospira 5.6 percent bonds of 9/15/2040. In addition to the negative price effect due to the rise in interest rates, this bond suffered a credit downgrade by Moody’s to Ba1, leading to a 17 percent price decline. Despite the downgrade, we remain positive on the company and took advantage of the selloff to add to our position, securing a yield to maturity of over 7%.

BIF closed the quarter with 29.3 percent of its net assets in common stocks, 49.0 percent in fixed income securities (including 25 percent in convertible securities) and 21.7 percent in cash reserves, including money market funds. Although the level of cash reserves changed little over the course of the quarter, significant trading activity occurred. Nine new preferred stock positions were initiated following the selloff in Treasuries. We also added to several existing fixed income holdings and bought four new positions. Offsetting the money we invested, five fixed income holdings either matured, were called or were put back to the issuing company. We also sold one bond position. In the equity portfolio, we initiated seven new common stock positions while completely selling four holdings.

BIF’s objective is to provide current income while seeking to preserve capital by taking, in the opinion of the advisor, reasonable investment risks. Although our interpretation of “reasonable risk” may lead the fund to underperform in certain periods, over the longer term we believe that we can provide solid returns while limiting volatility. This is a goal that has been elusive to many over sustained periods, but we believe that our investment process and discipline can produce such results.

BIF’s total assets ended the quarter at $1.55 billion. We remain mindful of our responsibility to our shareholders and believe our strategy will provide superior results over the long term. Our team is working hard and we believe that your trust in our ability will be rewarded in the years ahead.

Very truly yours,

The Killen Group, Inc.

Fund Performance for Periods Ended 6/30/13 (Average Annual Total Returns)
	One Year	Five Years	Ten Years
Berwyn Income Fund	10.71%	9.04%	7.44%
Performance data quoted represents past performance. Past performance is not a guarantee of future results. The investment return and the principal value of an investment in BIF will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data cited. Current month end data is available at www.theberwynfunds.com.

The expense ratio for Berwyn Income Fund for the year ended 12/31/12, as reflected in BIF’s prospectus, was 0.68%. Returns are net of all expenses, advisory fees and commission charges and include the reinvestment of BIF’s dividends. All index returns referred to herein also include the reinvestment of dividends. The returns shown do not reflect the deduction of taxes a shareholder may pay on the redemption of Fund shares or Fund distributions.

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other information about the Fund and should be read before investing. The Fund’s prospectus may be obtained by downloading it from the Fund’s web site or by calling 1-800-992-6757.

THE BERWYN FUNDS

2013 Semi-Annual Report

Berwyn Cornerstone Fund

a series of The Berwyn Funds

July 30, 2013

Dear Berwyn Cornerstone Fund Shareholder:

For the quarter ended June 30, 2013, Berwyn Cornerstone Fund (BCF) produced a total return of 5.44%. The fund’s primary benchmarks, the S&P 500 Index and S&P 400 Mid-Cap Index, returned 2.91% and 1.00%, respectively, for the second quarter. For the six months ended June 30, 2013, BCF generated a total return of 16.77% versus total returns of 13.82% for the S&P 500 Index and 14.59% for the S&P 400 Mid-Cap Index.

BCF recorded strong performance for the quarter and the first half. Mirroring the general economy, the more economically sensitive areas of the portfolio, such as consumer discretionary, technology and industrials stocks, all showed strength over the first six months. BCF’s consumer discretionary stocks, in particular, had strong returns and this was the best performing sector of the fund for the first half of the year.

As the general economy has moved higher, sustaining upward momentum in job creation and Gross Domestic Product (GDP) growth, there has nevertheless been a seemingly endless string of headlines that would imply economic growth is slowing. Despite the lack of a budget agreement in the U.S., evidence that the Chinese economy’s growth rate is slowing and lingering economic issues in Europe, corporate earnings growth remains solid. Late in the second quarter, hints that the Federal Reserve Board (FRB) was contemplating reducing its unprecedented level of monetary stimulus through bond purchases caught the markets by surprise. The essence of the FRB’s leak was that it was considering “tapering” its purchases of Treasury and mortgage bonds at some indeterminate point in the future.

Since the recession of 2008, a primary objective of the FRB has been to drive down interest rates at all points along the yield curve, first by lowering short-term rates and later by purchasing longer maturity bonds to drive down long-term rates. Combine this with investors’ unwillingness to commit capital to riskier asset classes, such as stocks, and the result has been record low interest rates for borrowers and low yields for investors. As the economy has recovered from the brink of depression in 2008 and 2009, two related questions have been: when can the FRB reduce its bond purchases and how would investors react to such an eventuality?

The textbook response to the first question is that rising interest rates are a negative for the economy and for the stock market. Another, somewhat contrarian, possibility is that today’s low yield environment is so abnormal that an increase in rates would be seen as a sign of confidence in the economy and thus be good for stocks. While it is hard to predict how this will play out longer term, the initial reaction by investors has been to move capital out of the bond market, causing yields to rise. So far that money seems to have flowed into stocks, with many stock indices hitting all-time highs shortly after the end of the first half of the year. If this were to continue and economic growth improves, we believe that it is possible higher interest rates could actually turn out to be a positive for stock investors, implying higher confidence in the general economy and the ability of companies to not only generate earnings, but also top line growth.

Regardless of the various scenarios involving these macro factors, we remain focused on evaluating individual companies and their stock market valuations to determine where best to allocate shareholders’ capital. The first step in that process involves examining the quality and direction of a company’s earnings. In the first half of the year, earnings have been strong for most of the companies in which we are invested. Margins, cash flows and returns on capital have all been increasing over the past few years and remain at healthy levels.

The next step we consider is the valuation of the company as a business by the marketplace. As the market has recovered and stock prices have risen over the past several years, valuations have increased. In our first quarter letter, we noted that it was possible that the market could pause in its advance or pull back in the short-term. While this did not occur, the concern that higher valuations could lead to a short-term pause remains. Most companies remain, in our opinion, at fair to slightly over-priced valuation (price-to-earnings) levels given their current sales and earnings. However, in the current low interest rate environment, high valuations may become the rule.

From a portfolio management standpoint, today’s valuations have created an environment that still allows us to find attractive investment opportunities but has also resulted in some trimming and selling of positions where valuations have risen to the point that they are, in our opinion, no longer compelling. In the first half of the year we sold our positions in Dell, IBM and Pfizer while cutting back our investments in several other companies, including JPMorgan Chase, Johnson & Johnson, HCC Insurance, 3M Co. and Unum.

We also established several new positions during the first six months of 2013. In some instances, we built full weightings in the new holdings, while in others we bought only partial positions. Pitney Bowes, Xerox Corp., FLIR Systems, Allegheny Technologies, CA, Inc. and Corning were added during the first two quarters. In cases where we have taken partial positions, we are waiting for a market pullback to buy the remainder at lower prices.

As mentioned, the biggest contributors to performance in the first six months came from the economically cyclical areas. Our top performers included Gap, Inc., up 35.0%, Thor Industries, up 32.6%, Harman International, up 22.2%, and Ford Motor, up 21.2%, all Consumer Discretionary stocks. In the Industrials and Information Technology sectors we saw strong performances from companies such as Microsoft, up 31.1%, and Jacobs Engineering, up 29.8%. Financial stocks, which had hurt the fund in previous years, also helped performance in the first half with Unum, up 42.6%, Wells Fargo, up 21.6%, and JPMorgan Chase, up 20.6%, contributing to BCF’s return.

The weakest sector of the portfolio continued to be Basic Materials, where Alcoa, down 9.3%, and Nucor, up 2.0%, showed negative to flat performance in a rising market environment. While we have recently reduced our Alcoa position, we believe the exposure we have to Basic Materials can contribute positively moving forward.

At the close of the second quarter, the fund was positioned with higher weightings in the Information Technology (22.8%), Financials (19.8%) and Consumer Discretionary (16.1%) sectors. Consumer Staples (0.9%) is significantly underweighted and we have found no attractive situations in either Telecommunication Services or Utilities. Cash was at a low 2.4% level as of June 30, 2013 as a result of our new investments.

While we are pleased with the fund’s first half performance, we will continue to seek to add value for shareholders in the second half of the year. We will be vigilant in regards to reducing portfolio risk, where appropriate, while also investing capital in attractive situations as provided by the market. As always, we appreciate the support of our shareholders.

Very truly yours,

The Killen Group, Inc.

Fund Performance for Periods Ended 6/30/13 (Average Annual Total Returns)
	One Year	Five Years	Ten Years
Berwyn Cornerstone Fund	25.66%	6.68%	7.09%
Performance data quoted represents past performance. Past performance is not a guarantee of future results. The investment return and the principal value of an investment in BCF will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data cited. Current month end data is available at www.theberwynfunds.com.

The total and net expense ratios for Berwyn Cornerstone Fund for the year ended 12/31/12, as reflected in BCF’s prospectus, were 1.90% and 1.26%, respectively. The Advisor has contractually agreed until at least May 1, 2014 to waive management fees and/or reimburse other operating expenses so that BCF’s total annual operating expenses (excluding Acquired Fund Fees and Expenses) do not exceed 1.25% of its average daily net assets. Fee waivers and/or expense reimbursements by the Advisor have positively impacted BCF’s performance. Without such waivers and/or reimbursements, performance would have been lower. Returns are net of all expenses, advisory fees and commission charges and include the reinvestment of BCF’s dividends. All index returns referred to herein also include the reinvestment of dividends. The returns shown do not reflect the deduction of taxes a shareholder may pay on the redemption of Fund shares or Fund distributions.

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other information about the Fund and should be read before investing. The Fund’s prospectus may be obtained by downloading it from the Fund’s web site or by calling 1-800-992-6757.

BERWYN FUND SCHEDULE OF INVESTMENTS June 30, 2013 (Unaudited)

COMMON STOCKS — 95.9%	Shares	Value
CONSUMER DISCRETIONARY — 19.0%
AUTO COMPONENTS — 2.7%
Spartan Motors, Inc.#	1,788,927	$10,948,233

AUTOMOBILES — 2.6%
Winnebago Industries, Inc.+	500,603	10,507,657

HOTELS, RESTAURANTS & LEISURE — 2.3%
Ruth's Hospitality Group, Inc.	696,742	8,409,676
WMS Industries, Inc.+	42,900	1,094,379
		9,504,055
HOUSEHOLD DURABLES — 2.3%
Hooker Furniture Corp.#	559,811	9,102,527

LEISURE EQUIPMENT & PRODUCTS — 2.5%
LeapFrog Enterprises, Inc.+	1,046,300	10,295,592

SPECIALTY RETAIL — 4.0%
bebe stores, inc.	1,279,554	7,178,298
Genesco, Inc.+	43,100	2,887,269
Jos. A. Bank Clothiers, Inc.+	149,920	6,194,694
		16,260,261
TEXTILES, APPAREL & LUXURY GOODS — 2.6%
Crocs, Inc.+	633,200	10,447,800

CONSUMER STAPLES — 2.3%
FOOD PRODUCTS — 2.3%
Sanderson Farms, Inc.	140,500	9,332,010

ENERGY — 6.7%
ENERGY EQUIPMENT & SERVICES — 4.5%
Gulf Island Fabrication, Inc.	341,563	6,540,931
Newpark Resources, Inc.+	1,087,850	11,955,472
		18,496,403
OIL, GAS & CONSUMABLE FUELS — 2.2%
Evolution Petroleum Corp.+	127,000	1,385,570
VAALCO Energy, Inc.+	1,292,600	7,393,672
		8,779,242
FINANCIALS — 10.0%
COMMERCIAL BANKS — 2.4%
City Holding Co.	249,677	9,724,919

BERWYN FUND SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 95.9% (Continued)	Shares	Value
FINANCIALS — 10.0% (Continued)
INSURANCE — 5.1%
Hallmark Financial Services, Inc.# +	982,676	$8,981,659
Horace Mann Educators Corp.	475,750	11,598,785
		20,580,444
THRIFTS & MORTGAGE FINANCE — 2.5%
Dime Community Bancshares, Inc.	673,052	10,311,157

HEALTH CARE — 0.2%
LIFE SCIENCES TOOLS & SERVICES — 0.2%
Cambrex Corp.+	53,403	746,040

INDUSTRIALS — 26.8%
BUILDING PRODUCTS — 2.9%
AAON, Inc.	355,451	11,758,319

COMMERCIAL SERVICES & SUPPLIES — 9.5%
Ennis, Inc.	532,984	9,215,294
Knoll, Inc.	571,000	8,113,910
McGrath RentCorp	317,732	10,853,725
US Ecology, Inc.	380,175	10,432,002
		38,614,931
CONSTRUCTION & ENGINEERING — 2.3%
Granite Construction, Inc.	309,800	9,219,648

ELECTRICAL EQUIPMENT — 2.6%
Encore Wire Corp.	311,552	10,623,923

MACHINERY — 5.3%
Graham Corp.	468,121	14,057,674
Tennant Co.	150,324	7,256,139
		21,313,813
MARINE — 2.4%
Diana Shipping, Inc.+	973,100	9,769,924

TRADING COMPANIES & DISTRIBUTORS — 1.8%
Houston Wire & Cable Co.	537,104	7,433,519

INFORMATION TECHNOLOGY — 22.3%
COMMUNICATIONS EQUIPMENT — 0.2%
ADTRAN, Inc.	28,500	701,385

BERWYN FUND SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 95.9% (Continued)	Shares	Value
INFORMATION TECHNOLOGY — 22.3% (Continued)
COMPUTERS & PERIPHERALS — 2.6%
Synaptics, Inc.+	270,350	$10,424,696

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 8.0%
Methode Electronics, Inc.	780,630	13,278,516
Plexus Corp.+	296,000	8,847,440
ScanSource, Inc.+	317,800	10,169,600
		32,295,556
IT SERVICES — 2.7%
Unisys Corp.+	493,200	10,884,924

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 6.9%
Advanced Energy Industries, Inc.+	522,300	9,093,243
Micrel, Inc.	948,339	9,369,589
Rudolph Technologies, Inc.+	865,250	9,690,800
		28,153,632
SOFTWARE — 1.9%
VASCO Data Security International, Inc.+	928,696	7,717,464

MATERIALS — 6.7%
CHEMICALS — 5.6%
KMG Chemicals, Inc.	523,518	11,046,230
Landec Corp.+	874,019	11,545,791
		22,592,021
METALS & MINING — 1.1%
Olympic Steel, Inc.	185,900	4,554,550

TELECOMMUNICATION SERVICES — 1.9%
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.9%
Vonage Holdings Corp.+	2,694,800	7,626,284

TOTAL COMMON STOCKS (Cost $310,137,395)		$388,720,929

BERWYN FUND SCHEDULE OF INVESTMENTS (Continued)

MONEY MARKET FUNDS — 4.2%	Shares	Value
Fidelity Institutional Money Market Portfolio - Select Class, 0.03% ^ (Cost $16,973,183)	16,973,183	$16,973,183

TOTAL INVESTMENTS AT VALUE — 100.1% (Cost $327,110,578)		$405,694,112

LIABILITIES IN EXCESS OF OTHER ASSETS — (0.1%)		(464,693)

NET ASSETS — 100.0%		$405,229,419

#	The Fund owned 5% or more of the company’s outstanding voting shares thereby making the company an affiliated company as that term is defined in the Investment Company Act of 1940 (Note 5).

+	Non-income producing security.

^	The rate shown is the 7-day effective yield as of June 30, 2013.

See Accompanying Notes to Financial Statements.

BERWYN INCOME FUND SCHEDULE OF INVESTMENTS June 30, 2013 (Unaudited)

COMMON STOCKS — 29.3%	Shares	Value
CONSUMER DISCRETIONARY — 3.4%
AUTOMOBILES — 0.8%
Ford Motor Co.	800,000	$12,376,000

HOUSEHOLD DURABLES — 2.2%
Harman International Industries, Inc.	337,458	18,290,224
Newell Rubbermaid, Inc.	600,000	15,750,000
		34,040,224
SPECIALTY RETAIL — 0.4%
Chico's FAS, Inc.	351,965	6,004,523

CONSUMER STAPLES — 0.8%
FOOD & STAPLES RETAILING — 0.5%
SYSCO Corp.	235,000	8,027,600

PERSONAL PRODUCTS — 0.3%
Avon Products, Inc.	175,147	3,683,341

ENERGY — 2.3%
ENERGY EQUIPMENT & SERVICES — 1.0%
Tidewater, Inc.	275,800	15,712,326

OIL, GAS & CONSUMABLE FUELS — 1.3%
Chesapeake Energy Corp.	570,000	11,616,600
Peabody Energy Corp.	570,000	8,344,800
		19,961,400
FINANCIALS — 4.0%
COMMERCIAL BANKS — 0.6%
Huntington Bancshares, Inc.	1,165,000	9,180,200

DIVERSIFIED FINANCIAL SERVICES — 0.7%
JPMorgan Chase & Co.	200,000	10,558,000

INSURANCE — 2.7%
Aflac, Inc.	218,000	12,670,160
Hartford Financial Services Group, Inc.	570,000	17,624,400
HCC Insurance Holdings, Inc.	275,000	11,855,250
		42,149,810
HEALTH CARE — 1.8%
HEALTH CARE PROVIDERS & SERVICES — 1.0%
Omnicare, Inc.	333,900	15,930,369

BERWYN INCOME FUND SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 29.3% (Continued)	Shares	Value
HEALTH CARE — 1.8% (Continued)
PHARMACEUTICALS — 0.8%
GlaxoSmithKline PLC - ADR	250,000	$12,492,500

INDUSTRIALS — 5.1%
COMMERCIAL SERVICES & SUPPLIES — 3.9%
Ennis, Inc.#	1,504,706	26,016,367
Pitney Bowes, Inc.	1,100,000	16,148,000
US Ecology, Inc.	690,923	18,958,927
		61,123,294
MACHINERY — 1.2%
Joy Global, Inc.	240,000	11,647,200
Met-Pro Corp.	443,555	5,961,379
		17,608,579
INFORMATION TECHNOLOGY — 9.6%
COMMUNICATIONS EQUIPMENT — 1.4%
Nokia Corp. - ADR+	5,650,000	21,131,000

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 4.1%
Corning, Inc.	1,485,000	21,131,550
FLIR Systems, Inc.	657,000	17,719,290
Methode Electronics, Inc.	1,435,596	24,419,488
		63,270,328
OFFICE ELECTRONICS — 1.1%
Xerox Corp.	1,850,000	16,779,500

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.2%
Intel Corp.	800,000	19,376,000

SOFTWARE — 1.8%
CA, Inc.	578,000	16,548,140
Microsoft Corp.	345,000	11,912,850
		28,460,990
MATERIALS — 1.4%
CHEMICALS — 0.6%
Mosaic Co. (The)	194,000	10,439,140

METALS & MINING — 0.8%
Cliffs Natural Resources, Inc.	745,000	12,106,250

BERWYN INCOME FUND SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 29.3% (Continued)	Shares	Value
UTILITIES — 0.9%
ELECTRIC UTILITIES — 0.9%
Exelon Corp.	450,000	$13,896,000

TOTAL COMMON STOCKS (Cost $395,301,179)		$454,307,374

PREFERRED STOCKS — 7.9%	Shares	Value
ENERGY — 1.1%
OIL, GAS & CONSUMABLE FUELS — 1.1%
Chesapeake Energy Corp. - CV	24,395	$2,111,875
Chesapeake Energy Corp. - 144A - CV	14,500	14,871,562
		16,983,437
FINANCIALS — 2.3%
CAPITAL MARKETS — 0.1%
Affiliated Managers Group, Inc., 6.375%	57,005	1,434,246

COMMERCIAL BANKS — 0.5%
Wells Fargo & Co. - Series N	97,959	2,293,220
Wells Fargo & Co. - Series P	233,707	5,503,800
		7,797,020
DIVERSIFIED FINANCIAL SERVICES — 0.4%
JPMorgan Chase & Co. - Series P	235,935	5,622,331

REAL ESTATE INVESTMENT TRUSTS (REIT) — 1.3%
Alexandria Real Estate Equity, Inc. - Series D - CV	265,000	6,860,850
First Industrial Realty Trust - Series K	38,385	961,160
Kimco Realty Corp. - Series J	123,314	2,952,137
Kimco Realty Corp. - Series K	61,346	1,471,077
Public Storage - Series V	12,948	305,573
Ramco-Gershenson Properties Trust - Series D - CV	141,613	8,329,677
		20,880,474
HEALTH CARE — 1.9%
HEALTH CARE PROVIDERS & SERVICES — 1.9%
Omnicare Capital Trust II - Series B - CV	503,760	29,686,577

INDUSTRIALS — 0.4%
COMMERCIAL SERVICES & SUPPLIES — 0.2%
Pitney Bowes, Inc., 5.25%	4,006	101,552
Pitney Bowes, Inc., 6.70%	132,464	3,344,716
		3,446,268

BERWYN INCOME FUND SCHEDULE OF INVESTMENTS (Continued)

PREFERRED STOCKS — 7.9% (Continued)	Shares	Value
INDUSTRIALS — 0.4% (Continued)
MACHINERY — 0.2%
Stanley Black & Decker, Inc., 5.75%	119,789	$2,930,039

MATERIALS — 2.2%
METALS & MINING — 2.2%
Cliffs Natural Resources, Inc. - Series A - CV	1,911,453	33,909,176

TOTAL PREFERRED STOCKS (Cost $122,010,993)		$122,689,568

CORPORATE BONDS — 41.1%	Par Value	Value
CONSUMER DISCRETIONARY — 10.7%
DIVERSIFIED CONSUMER SERVICES — 0.3%
Service Corp. International, 7.50%, due 04/01/27	$4,590,000	$5,014,575

HOTELS, RESTAURANTS & LEISURE — 1.5%
Ruby Tuesday, Inc., 7.625%, due 05/15/20	23,850,000	23,730,750

HOUSEHOLD DURABLES — 3.0%
D.R. Horton, Inc., 6.125%, due 01/15/14	2,000,000	2,040,000
D.R. Horton, Inc., 5.625%, due 09/15/14	3,000,000	3,108,750
D.R. Horton, Inc., 5.25%, due 02/15/15	17,702,000	18,410,080
D.R. Horton, Inc., 5.625%, due 01/15/16	8,328,000	8,796,450
D.R. Horton, Inc., 6.50%, due 04/15/16	2,750,000	2,970,000
Ethan Allen Global, Inc., 5.375%, due 10/01/15	10,500,000	10,867,500
		46,192,780
LEISURE EQUIPMENT & PRODUCTS — 0.4%
Brunswick Corp., 7.125%, due 08/01/27	6,150,000	6,396,000

MULTI-LINE RETAIL — 2.0%
Family Dollar Stores, Inc., 5.00%, due 02/01/21	29,962,000	30,781,700

SPECIALTY RETAIL — 3.5%
Best Buy Co., Inc., 3.75%, due 03/15/16	6,250,000	6,234,375
Best Buy Co., Inc., 5.50%, due 03/15/21	41,199,000	39,345,045
Woolworth Corp., 8.50%, due 01/15/22	7,000,000	8,146,250
		53,725,670
CONSUMER STAPLES — 4.0%
BEVERAGES — 0.9%
Molson Coors Brewing Co., 2.50%, due 07/30/13 CV	14,400,000	14,544,000

BERWYN INCOME FUND SCHEDULE OF INVESTMENTS (Continued)

CORPORATE BONDS — 41.1% (Continued)	Par Value	Value
CONSUMER STAPLES — 4.0% (Continued)
FOOD PRODUCTS — 3.1%
Archer-Daniels-Midland Co., 0.875%, due 02/15/14 CV	$47,500,000	$47,885,937

ENERGY — 1.8%
OIL, GAS & CONSUMABLE FUELS — 1.8%
Chesapeake Energy Corp., 2.75%, due 11/15/35 CV	13,000,000	12,902,500
Peabody Energy Corp., 4.75%, due 12/15/41 CV	22,277,000	15,468,592
		28,371,092
FINANCIALS — 1.1%
REAL ESTATE INVESTMENT TRUSTS (REIT) — 1.1%
Health Care REIT, Inc., 4.95%, due 01/15/21	16,170,000	17,205,624

HEALTH CARE — 6.7%
HEALTH CARE EQUIPMENT & SUPPLIES — 0.9%
Teleflex, Inc., 6.875%, due 06/01/19	13,870,000	14,632,850

HEALTH CARE PROVIDERS & SERVICES — 1.2%
Hanger Orthopedic Group, Inc., 7.125%, due 11/15/18	17,050,000	18,243,500

LIFE SCIENCES TOOLS & SERVICES — 3.1%
Illumina, Inc., 144A, 0.25%, due 03/15/16 CV	44,751,000	48,387,019

PHARMACEUTICALS — 1.5%
Hospira, Inc., 5.60%, due 09/15/40	28,300,000	23,251,874

INDUSTRIALS — 6.9%
AEROSPACE & DEFENSE — 2.1%
L-3 Communications Holdings, Inc., 3.00%, due 08/01/35 CV	31,500,000	32,031,563

COMMERCIAL SERVICES & SUPPLIES — 2.2%
Deluxe Corp., Series B, 5.125%, due 10/01/14	23,951,000	24,489,897
Deluxe Corp., 7.00%, due 03/15/19	9,560,000	10,085,800
		34,575,697
ELECTRICAL EQUIPMENT — 2.6%
General Cable Corp., 0.875%, due 11/15/13 CV	40,275,000	40,174,313

INFORMATION TECHNOLOGY — 9.3%
COMMUNICATIONS EQUIPMENT — 1.8%
Nokia Corp., 5.375%, due 05/15/19	13,000,000	12,642,500
Nokia Corp., 6.625%, due 05/15/39	16,786,000	15,149,365
		27,791,865

BERWYN INCOME FUND SCHEDULE OF INVESTMENTS (Continued)

CORPORATE BONDS — 41.1% (Continued)	Par Value	Value
INFORMATION TECHNOLOGY — 9.3% (Continued)
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.1%
Anixter, Inc., 5.95%, due 03/01/15	$1,882,000	$1,961,985

IT SERVICES — 1.9%
WEX, Inc., 144A, 4.75%, due 02/01/23	31,794,000	30,045,330

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.9%
Lam Research Corp., 0.50%, due 05/15/16 CV	27,887,000	29,316,209

SOFTWARE — 3.6%
Cadence Design Systems, Inc., 1.50%, due 12/15/13 CV	14,400,000	14,346,000
TIBCO Software, Inc., 2.25%, due 05/01/32 CV	43,175,000	41,960,703
		56,306,703
MATERIALS — 0.3%
METALS & MINING — 0.3%
Alcoa, Inc., 5.87%, due 02/23/22	4,349,000	4,231,599

UTILITIES — 0.3%
GAS UTILITIES — 0.3%
Suburban Propane Partners, L.P., 7.375%, due 03/15/20	3,900,000	4,056,000

TOTAL CORPORATE BONDS (Cost $621,511,012)		$638,854,635

BERWYN INCOME FUND SCHEDULE OF INVESTMENTS (Continued)

MONEY MARKET FUNDS — 22.6%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 0.01%^	125,164,151	$125,164,151
Fidelity Institutional Money Market Portfolio - Select Class, 0.03%^	75,622,381	75,622,381
Invesco STIT-STIC Prime Portfolio (The) - Institutional Class, 0.02%^	75,626,796	75,626,796
Wells Fargo Advantage Heritage Money Market Fund - Institutional Class, 0.01%^	75,622,381	75,622,381
TOTAL MONEY MARKET FUNDS (Cost $352,035,709)		$352,035,709

TOTAL INVESTMENTS AT VALUE — 100.9% (Cost $1,490,858,893)		$1,567,887,286

LIABILITIES IN EXCESS OF OTHER ASSETS — (0.9%)		(13,307,694)

NET ASSETS — 100.0%		$1,554,579,592

ADR - American Depositary Receipt.

CV - Convertible Security.

144A - This is a restricted security that was sold in a transaction exempt from Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers.

#	The Fund owned 5% or more of the company’s outstanding voting shares thereby making the company an affiliated company as that term is defined in the Investment Company Act of 1940 (Note 5).

+	Non-income producing security.

^	The rate shown is the 7-day effective yield as of June 30, 2013.

See Accompanying Notes to Financial Statements.

BERWYN CORNERSTONE FUND SCHEDULE OF INVESTMENTS June 30, 2013 (Unaudited)

COMMON STOCKS — 97.6%	Shares	Value
CONSUMER DISCRETIONARY — 16.1%
AUTOMOBILES — 7.2%
Ford Motor Co.	37,350	$577,804
Thor Industries, Inc.	12,375	608,603
		1,186,407
HOUSEHOLD DURABLES — 3.5%
Harman International Industries, Inc.	10,575	573,165

SPECIALTY RETAIL — 5.4%
Best Buy Co., Inc.	6,575	179,695
Chico's FAS, Inc.	10,650	181,689
Gap, Inc. (The)	6,875	286,894
Lowe's Cos., Inc.	5,925	242,332
		890,610
CONSUMER STAPLES — 0.9%
PERSONAL PRODUCTS — 0.9%
Avon Products, Inc.	6,950	146,159

ENERGY — 11.5%
ENERGY EQUIPMENT & SERVICES — 6.2%
Helmerich & Payne, Inc.	8,025	501,162
Tidewater, Inc.	9,025	514,154
		1,015,316
OIL, GAS & CONSUMABLE FUELS — 5.3%
Chevron Corp.	3,550	420,107
Suncor Energy, Inc.	15,050	443,824
		863,931
FINANCIALS — 19.7%
CAPITAL MARKETS — 3.0%
Bank of New York Mellon Corp. (The)	17,650	495,082

COMMERCIAL BANKS — 3.5%
Wells Fargo & Co.	13,800	569,526

DIVERSIFIED FINANCIAL SERVICES — 3.4%
JPMorgan Chase & Co.	10,550	556,935

INSURANCE — 9.0%
Chubb Corp. (The)	5,325	450,761
HCC Insurance Holdings, Inc.	11,000	474,210

BERWYN CORNERSTONE FUND SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 97.6% (Continued)	Shares	Value
FINANCIALS — 19.7% (Continued)
INSURANCE — 9.0% (Continued)
Unum Group	19,200	$563,904
		1,488,875
THRIFTS & MORTGAGE FINANCE — 0.8%
New York Community Bancorp, Inc.	9,375	131,250

HEALTH CARE — 5.5%
PHARMACEUTICALS — 5.5%
Abbott Laboratories	4,500	156,960
GlaxoSmithKline PLC - ADR	8,200	409,754
Johnson & Johnson	3,875	332,707
		899,421
INDUSTRIALS — 12.4%
COMMERCIAL SERVICES & SUPPLIES — 2.5%
Pitney Bowes, Inc.	28,525	418,747

CONSTRUCTION & ENGINEERING — 3.4%
Jacobs Engineering Group, Inc.+	10,000	551,300

INDUSTRIAL CONGLOMERATES — 1.5%
3M Co.	2,200	240,570

MACHINERY — 5.0%
Dover Corp.	6,450	500,907
Lincoln Electric Holdings, Inc.	5,700	326,439
		827,346
INFORMATION TECHNOLOGY — 22.8%
COMMUNICATIONS EQUIPMENT — 5.7%
ADTRAN, Inc.	21,700	534,037
Nokia Corp. - ADR+	106,025	396,533
		930,570
COMPUTERS & PERIPHERALS — 0.9%
Hewlett-Packard Co.	5,700	141,360

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 6.3%
Corning, Inc.	27,425	390,258
FLIR Systems, Inc.	7,300	196,881
Itron, Inc.+	10,475	444,454
		1,031,593
OFFICE ELECTRONICS — 1.4%
Xerox Corp.	26,200	237,634

BERWYN CORNERSTONE FUND SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 97.6% (Continued)	Shares	Value
INFORMATION TECHNOLOGY — 22.8% (Continued)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.7%
Intel Corp.	18,725	$453,520

SOFTWARE — 5.8%
CA, Inc.	17,450	499,593
Microsoft Corp.	13,100	452,343
		951,936
MATERIALS — 8.7%
METALS & MINING — 8.7%
Alcoa, Inc.	42,650	333,523
Allegheny Technologies, Inc.	14,750	388,073
Nucor Corp.	9,900	428,868
Reliance Steel & Aluminum Co.	4,300	281,908
		1,432,372

TOTAL COMMON STOCKS (Cost $13,207,548)		$16,033,625

MONEY MARKET FUNDS — 2.4%	Shares	Value
Fidelity Institutional Money Market Portfolio - Select Class, 0.03% ^ (Cost $401,878)	401,878	$401,878

TOTAL INVESTMENTS AT VALUE — 100.0% (Cost $13,609,426)		$16,435,503

LIABILITIES IN EXCESS OF OTHER ASSETS — (0.0%)*		(3,252)

NET ASSETS — 100.0%		$16,432,251

ADR - American Depositary Receipt.

+	Non-income producing security.

^	The rate shown is the 7-day effective yield as of June 30, 2013.

*	Percentage rounds to greater than (0.1%).

See Accompanying Notes to Financial Statements.

THE BERWYN FUNDS STATEMENTS OF ASSETS AND LIABILITIES June 30, 2013 (Unaudited)

	BERWYN FUND	BERWYN INCOME FUND	BERWYN CORNERSTONE FUND
Assets
Investments in Securities:
Unaffiliated Investments, At Market Value (Cost $300,931,894, $1,466,888,578 and $13,609,426 for Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund, respectively) (Note 2)	$376,661,693	$1,541,870,919	$16,435,503
Affiliated Investments, At Market Value (Cost $26,178,684, $23,970,315 and $– for Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund, respectively) (Notes 2 and 5)	29,032,419	26,016,367	—
Receivables:
Dividends and Interest	93,302	7,418,405	17,517
Investment Securities Sold	1,383,519	2,321,206	—
Fund Shares Sold	518,989	2,854,767	1,265
Other Assets	37,217	47,186	17,451
Total Assets	407,727,139	1,580,528,850	16,471,736

Liabilities
Payables:
Investment Securities Purchased	2,079,266	24,016,838	27,180
Fund Shares Redeemed	37,342	1,128,788	—
Accrued Investment Advisory Fees (Note 5)	331,832	638,756	—
Accrued Administration Fees (Note 5)	37,160	135,969	3,910
Other Accrued Expenses and Liabilities	12,120	28,907	8,395
Total Liabilities	2,497,720	25,949,258	39,485

Net Assets	$405,229,419	$1,554,579,592	$16,432,251

Net Assets Consist of:
Paid-in Capital	$314,634,974	$1,420,604,882	$12,980,702
Accumulated Net Investment Income (Loss)	(558,188)	74,370	65,152
Accumulated Net Realized Gains From Security Transactions	12,569,099	56,871,947	560,320
Net Unrealized Appreciation on Investment Securities	78,583,534	77,028,393	2,826,077
Net Assets	$405,229,419	$1,554,579,592	$16,432,251

Shares of Beneficial Interest Outstanding (No Par Value, Unlimited Authorized)	11,026,053	113,382,633	1,008,794

Net Asset Value and Offering Price Per Share	$36.75	$13.71	$16.29

Minimum Redemption Price Per Share (Note 2)	$36.38	$13.57	$16.13

See Accompanying Notes to Financial Statements.

THE BERWYN FUNDS STATEMENTS OF OPERATIONS Six Months Ended June 30, 2013 (Unaudited)

	BERWYN FUND	BERWYN INCOME FUND	BERWYN CORNERSTONE FUND
Investment Income
Dividends from Unaffiliated Issuers	$1,415,715	$7,320,339	$162,235
Dividends from Affiliated Issuers	199,983	—	—
Foreign Withholding Taxes on Dividends	—	—	(798)
Interest	—	12,924,058	—
Total Investment Income	1,615,698	20,244,397	161,437

Expenses
Investment Advisory Fees (Note 5)	1,826,794	3,752,870	65,476
Administration Fees (Note 5)	208,360	805,120	23,114
Registration and Filing Fees	32,465	41,549	13,097
Postage and Supplies	30,904	50,699	2,660
Custodian and Bank Service Fees	23,155	49,962	1,965
Trustees’ Fees and Expenses (Note 5)	14,000	14,000	14,000
Shareholder Report Printing	10,229	27,608	1,454
Professional Fees	14,195	14,195	10,435
Insurance	6,661	13,024	194
Compliance Service Fees (Note 5)	6,362	6,362	6,362
Other Expenses	761	10,219	3,097
Total Expenses Before Fee Waivers by Advisor	2,173,886	4,785,608	141,854
Less Fees Waived by Advisor (Note 5)	—	—	(45,566)
Net Expenses	2,173,886	4,785,608	96,288

Net Investment Income (Loss)	(558,188)	15,458,789	65,149

Realized and Unrealized Gains (Losses) on Investments
Net Realized Gains from Sales of Unaffiliated Investment Securities	14,211,020	57,053,083	614,030
Net Realized Gains (Losses) from Sales of Affiliated Investment Securities	(8,388)	347,394	—
Net Change in Net Unrealized Appreciation (Depreciation) on Unaffiliated Investment Securities	32,209,910	1,340,706	1,660,860
Net Change in Net Unrealized Appreciation (Depreciation) on Affiliated Investment Securities	2,802,168	2,441,559	—
Net Realized and Unrealized Gains on Investments	49,214,710	61,182,742	2,274,890

Net Increase in Net Assets Resulting from Operations	$48,656,522	$76,641,531	$2,340,039

See Accompanying Notes to Financial Statements.

THE BERWYN FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	BERWYN FUND		BERWYN INCOME FUND		BERWYN CORNERSTONE FUND
	Six Months Ended 6/30/13 (Unaudited)	Year Ended 12/31/12	Six Months Ended 6/30/13 (Unaudited)	Year Ended 12/31/12	Six Months Ended 6/30/13 (Unaudited)	Year Ended 12/31/12
Operations
Net Investment Income (Loss)	$(558,188)	$532,111	$15,458,789	$41,996,115	$65,149	$160,249
Net Realized Gains from Sales of Investment Securities	14,202,632	18,315,091	57,400,477	38,360,924	614,030	776,884
Net Change in Net Unrealized Appreciation (Depreciation) on Investment Securities	35,012,078	24,353,191	3,782,265	27,329,540	1,660,860	618,458
Net Increase in Net Assets Resulting from Operations	48,656,522	43,200,393	76,641,531	107,686,579	2,340,039	1,555,591

Distributions to Shareholders
From Net Investment Income	—	(532,263)	(15,395,229)	(42,026,282)	—	(160,246)
From Realized Gains from Sales of Investment Securities	—	(17,852,462)	—	(37,985,349)	—	(458,779)
Decrease in Net Assets Resulting from Distributions to Shareholders	—	(18,384,725)	(15,395,229)	(80,011,631)	—	(619,025)

Capital Share Transactions
Proceeds from Shares Sold	84,398,974	110,053,378	230,180,288	465,368,458	639,898	2,124,243
Net Asset Value of Shares Issued in Reinvestment of Distributions to Shareholders	—	18,000,533	14,254,633	74,707,838	—	610,938
Proceeds from Redemption Fees Collected (Note 2)	18,344	182,571	90,369	307,905	163	92
Shares Redeemed	(29,483,197)	(77,990,015)	(197,926,566)	(433,305,166)	(338,143)	(901,502)
Net Increase in Net Assets from Capital Share Transactions	54,934,121	50,246,467	46,598,724	107,079,035	301,918	1,833,771

Total Increase in Net Assets	103,590,643	75,062,135	107,845,026	134,753,983	2,641,957	2,770,337

Net Assets
Beginning of Period	301,638,776	226,576,641	1,446,734,566	1,311,980,583	13,790,294	11,019,957
End of Period	$405,229,419	$301,638,776	$1,554,579,592	$1,446,734,566	$16,432,251	$13,790,294

Accumulated Net Investment Income (Loss)	$(558,188)	$—	$74,370	$10,810	$65,152	$3

Capital Share Activity
Shares Sold	2,450,132	3,492,395	16,931,038	35,078,499	42,545	156,228
Shares Reinvested	—	573,631	1,050,647	5,681,742	—	44,432
Shares Redeemed	(843,663)	(2,524,904)	(14,579,355)	(32,732,153)	(22,053)	(64,596)
Net Increase from Fund Share Transactions	1,606,469	1,541,122	3,402,330	8,028,088	20,492	136,064
Shares Outstanding, Beginning of Period	9,419,584	7,878,462	109,980,303	101,952,215	988,302	852,238
Shares Outstanding, End of Period	11,026,053	9,419,584	113,382,633	109,980,303	1,008,794	988,302

See Accompanying Notes to Financial Statements.

BERWYN FUND FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	Six Months Ended 6/30/2013		Years Ended
	(Unaudited)		12/31/2012	12/31/2011		12/31/2010		12/31/2009	12/31/2008
Net Asset Value, Beginning of Period	$32.02		$28.76	$28.28		$22.66		$17.78	$24.42

Income (Loss) from Investment Operations
Net Investment Income (Loss)	(0.05)		0.06	(0.00	)*	0.00	*	0.05	0.02
Net Realized and Unrealized Gains (Losses) on Investment Securities	4.78		5.25	0.97		5.61		4.86	(6.65)
Total Income (Loss) from Investment Operations	4.73		5.31	0.97		5.61		4.91	(6.63)

Less Distributions
Dividends from Net Investment Income	—		(0.06)	—		(0.00	)*	(0.05)	(0.03)
Distributions from Net Realized Gains from Sales of Investment Securities	—		(2.01)	(0.50)		—		—	(0.00)*
Total Distributions	—		(2.07)	(0.50)		(0.00	)*	(0.05)	(0.03)

Proceeds from Redemption Fees Collected (Note 2)	0.00	*	0.02	0.01		0.01		0.02	0.02

Net Asset Value, End of Period	$36.75		$32.02	$28.76		$28.28		$22.66	$17.78

Total Return	14.77%	**	18.67%	3.45%		24.82%		27.71%	(27.09% )

Ratios/Supplemental Data:
Net Assets, End of Period (000’s)	$405,229		$301,639	$226,577		$188,720		$137,680	$118,349

Ratio of Expenses to Average Net Assets	1.19%	***	1.19%	1.21%		1.25%		1.31%	1.29%

Ratio of Net Investment Income (Loss) to Average Net Assets	(0.31%	)***	0.20%	(0.02%	)	0.01%		0.25%	0.10%

Portfolio Turnover Rate	13%	**	30%	30%		44%		37%	38%

*	Amount rounds to less than $0.01 per share.

**	Not Annualized.

***	Annualized.

See Accompanying Notes to Financial Statements.

BERWYN INCOME FUND FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	Six Months Ended 6/30/2013		Years Ended
	(Unaudited)		12/31/2012	12/31/2011	12/31/2010	12/31/2009	12/31/2008
Net Asset Value, Beginning of Period	$13.15		$12.87	$13.26	$12.77	$10.30	$12.10

Income (Loss) from Investment Operations
Net Investment Income	0.14		0.38	0.44	0.49	0.57	0.60
Net Realized and Unrealized Gains (Losses) on Investment Securities	0.56		0.63	(0.04)	0.76	2.47	(1.80)
Total Income (Loss) from Investment Operations	0.70		1.01	0.40	1.25	3.04	(1.20)

Less Distributions
Dividends from Net Investment Income	(0.14)		(0.38)	(0.44)	(0.49)	(0.57)	(0.60)
Distributions from Net Realized Gains from Sales of Investment Securities	—		(0.35)	(0.35)	(0.28)	—	—
Total Distributions	(0.14)		(0.73)	(0.79)	(0.77)	(0.57)	(0.60)

Proceeds from Redemption Fees Collected (Note 2)	0.00	*	0.00 *	0.00 *	0.01	0.00 *	0.00 *

Net Asset Value, End of Period	$13.71		$13.15	$12.87	$13.26	$12.77	$10.30

Total Return	5.32%	**	7.96%	3.09%	10.06%	30.22%	(10.19% )

Ratios/Supplemental Data:
Net Assets, End of Period (000’s)	$1,554,580		$1,446,735	$1,311,981	$1,282,085	$691,496	$234,645

Ratio of Expenses to Average Net Assets	0.64%	***	0.64%	0.65%	0.66%	0.70%	0.73%

Ratio of Net Investment Income to Average Net Assets	2.06%	***	2.85%	3.32%	3.93%	5.33%	5.36%

Portfolio Turnover Rate	42%	**	51%	71%	49%	35%	64%

*	Amount rounds to less than $0.01 per share.

**	Not Annualized.

***	Annualized.

See Accompanying Notes to Financial Statements.

BERWYN CORNERSTONE FUND FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	Six Months Ended 6/30/2013		Years Ended
	(Unaudited)		12/31/2012	12/31/2011	12/31/2010	12/31/2009	12/31/2008
Net Asset Value, Beginning of Period	$13.95		$12.93	$13.42	$12.44	$9.63	$13.62

Income (Loss) from Investment Operations
Net Investment Income	0.06		0.17	0.14	0.09	0.10	0.09
Net Realized and Unrealized Gains (Losses) on Investment Securities	2.28		1.50	(0.49)	0.98	2.81	(3.99)
Total Income (Loss) from Investment Operations	2.34		1.67	(0.35)	1.07	2.91	(3.90)

Less Distributions
Dividends from Net Investment Income	—		(0.17)	(0.14)	(0.09)	(0.10)	(0.09)
Distributions from Net Realized Gains from Sales of Investment Securities	—		(0.48)	—	—	—	(0.00)*
Total Distributions	—		(0.65)	(0.14)	(0.09)	(0.10)	(0.09)

Proceeds from Redemption Fees Collected (Note 2)	0.00	*	0.00 *	0.00 *	0.00 *	0.00 *	0.00 *

Net Asset Value, End of Period	$16.29		$13.95	$12.93	$13.42	$12.44	$9.63

Total Return	16.77%	**	13.02%	(2.59% )	8.57%	30.21%	(28.61% )

Ratios/Supplemental Data:
Net Assets, End of Period (000’s)	$16,432		$13,790	$11,020	$10,273	$8,018	$6,076

Ratio of Total Expenses to Average Net Assets	1.84%	***	1.89%	1.95%	2.26%	2.72%	2.78%

Ratio of Net Expenses to Average Net Assets #	1.25%	***	1.25%	1.25%	1.61%	2.00%	2.00%

Ratio of Net Investment Income to Average Net Assets	0.25%	***	0.62%	0.42%	0.08%	0.24%	0.03%

Ratio of Net Investment Income to Average Net Assets #	0.84%	***	1.26%	1.12%	0.73%	0.96%	0.81%

Portfolio Turnover Rate	17%	**	22%	22%	39%	33%	46%

*	Amount rounds to less than $0.01 per share.

**	Not Annualized.

***	Annualized.

#	After advisory fee waivers and expense reimbursements by the Advisor (Note 5).

See Accompanying Notes to Financial Statements.

THE BERWYN FUNDS NOTES TO FINANCIAL STATEMENTS June 30, 2013 (Unaudited)

1. ORGANIZATION

Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund (individually, a “Fund,” and, collectively, the “Funds”) are each a no-load series of The Berwyn Funds (the “Trust”), a Delaware Statutory Trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Berwyn Fund’s primary investment objective is to achieve long-term capital appreciation; current income is a secondary consideration.

Berwyn Income Fund’s investment objective is to provide investors with current income while seeking to preserve capital by taking, in the opinion of the Advisor, reasonable investment risks.

Berwyn Cornerstone Fund’s investment objective is to achieve long-term capital appreciation; current income is a secondary consideration.

2. ACCOUNTING POLICIES

The following is a summary of the Funds’ significant accounting policies used in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation: The Funds’ securities are valued at their market value, which usually means the last quoted sales price on a security’s principal exchange or, in the case of an equity security listed on the National Association of Dealers’ Automated Quotation System (“NASDAQ”), its NASDAQ Official Closing Price. Securities not traded on the valuation date, all bonds and other securities not listed on a national securities exchange are valued at the last quoted bid price. Short-term investments may be valued at amortized cost which approximates market value. The value of other assets and securities for which no quotations are readily available, or quotations for which the Funds’ investment advisor believes do not reflect market value, are valued at fair value as determined in good faith by the Advisor under the supervision of the Board of Trustees and will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. Factors in determining portfolio investments subject to fair value determination include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; infrequency of sales; the thinness of the market; the size of reported trades; a temporary lapse in the provision of prices by a reliable pricing source; and actions of the securities markets, such as the suspension or limitation of trading.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

THE BERWYN FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

Various inputs are used in determining the value of each of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

•
Level 2 – quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•
Level 3 – model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

Corporate Bonds held by Berwyn Income Fund are classified as Level 2 since values are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask quotations, prices of similar securities and interest rates, among other factors.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Funds’ investments as of June 30, 2013, by security type:

Berwyn Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$388,720,929	$—	$—	$388,720,929
Money Market Funds	16,973,183	—	—	16,973,183
Total	$405,694,112	$—	$—	$405,694,112

Berwyn Income Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$454,307,374	$—	$—	$454,307,374
Preferred Stocks	122,689,568	—	—	122,689,568
Corporate Bonds	—	638,854,635	—	638,854,635
Money Market Funds	352,035,709	—	—	352,035,709
Total	$929,032,651	$638,854,635	$—	$1,567,887,286

THE BERWYN FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

Berwyn Cornerstone Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$16,033,625	$—	$—	$16,033,625
Money Market Funds	401,878	—	—	401,878
Total	$16,435,503	$—	$—	$16,435,503

Refer to each Fund’s Schedule of Investments for a listing of the securities valued by security type and sector or industry type. As of June 30, 2013, the Funds did not have any transfers in and out of any Level. There were no Level 3 securities or derivative instruments held by the Funds as of June 30, 2013. It is the Funds’ policy to recognize transfers into and out of all Levels at the end of the reporting period.

Share Valuation: The net asset value of each Fund is determined daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share, except that shares of the Funds are subject to a redemption fee of 1% if redeemed in less than six months from the date of purchase. For the periods ended June 30, 2013 and December 31, 2012, proceeds from redemption fees totaled $18,344 and $182,571, respectively, for Berwyn Fund, $90,369 and $307,905, respectively, for Berwyn Income Fund and $163 and $92, respectively, for Berwyn Cornerstone Fund.

Securities Transactions and Investment Income: Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts and premiums on fixed income securities purchased are accreted or amortized using the effective interest method.

Distributions to Shareholders: Dividends arising from net investment income, if any, are declared and paid annually to shareholders of Berwyn Fund and Berwyn Cornerstone Fund and are declared and paid quarterly to shareholders of Berwyn Income Fund. Net realized short-term gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature and are primarily due to losses deferred due to wash sales.

Common Expenses: Common expenses of the Trust are allocated among the Funds based on relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

THE BERWYN FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

Repurchase Agreements: The Funds may enter into repurchase agreements (agreements to purchase securities subject to the seller’s agreement to repurchase them at a specified time and price) with well-established securities dealers or banks. Repurchase agreements may be deemed to be loans by the Funds. It is each Fund’s policy to take possession of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities as collateral under a repurchase agreement and, on a daily basis, mark-to-market such obligations to ensure that their value, including accrued interest, is at least equal to the amount to be repaid to the Fund under the repurchase agreement. If the seller defaults, realization of the collateral by the Funds may be delayed or limited, and the Funds may suffer a loss if the value of the collateral declines.

Federal Income Taxes: It is each Fund’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income and 98.2% of its net realized capital gains plus undistributed amounts from prior years.

3. SECURITY TRANSACTIONS

Purchases and sales of investment securities, other than short-term investments and U.S. government securities, were as follows for the six months ended June 30, 2013:

	Berwyn Fund	Berwyn Income Fund	Berwyn Cornerstone Fund
Purchases of investment securities	$102,837,072	$475,369,220	$3,271,772
Proceeds from sales and maturities of investment securities	$41,725,268	$496,132,970	$2,497,986

THE BERWYN FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

4. TAX MATTERS

The tax character of dividends and distributions paid during the periods ended June 30, 2013 and December 31, 2012 was as follows:

	Period Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
Berwyn Fund	06/30/2013	$—	$—	$—
	12/31/2012	$5,648,330	$12,736,395	$18,384,725
Berwyn Income Fund	06/30/2013	$15,395,229	$—	$15,395,229
	12/31/2012	$42,026,282	$37,985,349	$80,011,631
Berwyn Cornerstone Fund	06/30/2013	$—	$—	$—
	12/31/2012	$160,246	$458,779	$619,025

The following information is computed on a tax basis for each item as of June 30, 2013:

	Berwyn Fund	Berwyn Income Fund	Berwyn Cornerstone Fund
Tax Cost of Portfolio Investments	$328,635,077	$1,495,603,455	$13,644,514
Gross Unrealized Appreciation	$84,367,159	$108,525,079	$3,324,892
Gross Unrealized Depreciation	(7,308,124)	(36,241,248)	(533,903)
Net Unrealized Appreciation on Investment Securities	77,059,035	72,283,831	2,790,989
Accumulated Ordinary Income (Loss)	(558,188)	74,370	65,152
Other Gains	14,093,598	61,616,509	595,408
Total Distributable Earnings	$90,594,445	$133,974,710	$3,451,549

The difference between the federal income tax cost of portfolio investments and the financial statement cost for the Funds is due to certain timing differences in the recognition of capital gains and losses under income tax regulations and GAAP. These “book/tax” difference are temporary in nature and are due to the tax deferral of losses on wash sales.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for all open tax years (tax years ended December 31, 2009 through December 31, 2012) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

THE BERWYN FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

5. TRANSACTIONS WITH RELATED PARTIES

Certain Trustees and officers of the Trust are also officers of The Killen Group, Inc. (the “Advisor”), the investment advisor to the Funds, or of Ultimus Fund Solutions, LLC (“Ultimus”), the Funds’ administrator, transfer agent, and fund accounting agent, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of each Fund’s shares and an affiliate of Ultimus. The fees payable to the Distributor are paid by the Advisor (not the Funds).

INVESTMENT ADVISORY AGREEMENTS

The Funds’ investments are managed by the Advisor under the terms of an Investment Advisory Agreement (the “Advisory Agreements”). Effective May 1, 2013, under the terms of an Advisory Agreement between the Trust and the Advisor, Berwyn Fund pays the Advisor a fee, which is computed and accrued daily and paid monthly, at annual rates of 1.00% of the first $500 million of the Fund’s average daily net assets, 0.95% of the next $500 million of the Fund’s average daily net assets and 0.90% of such assets over $1 billion. Effective May 1, 2013, under the terms of a separate Advisory Agreement between the Trust and the Advisor, Berwyn Income Fund pays the Advisor a fee, which is computed and accrued daily and paid monthly, at annual rates of 0.50% of the first $1.75 billion of the Fund’s average daily net assets, 0.48% of the next $1.75 billion of the Fund’s average daily net assets and 0.46% of such assets over $3.5 billion. Under the terms of a separate Advisory Agreement between the Trust and the Advisor, Berwyn Cornerstone Fund pays the Advisor a fee, which is computed and accrued daily and paid monthly, at the annual rate of 0.85% of the Fund’s average daily net assets. Prior to May 1, 2013, under the Advisory Agreements, Berwyn Fund and Berwyn Income Fund paid the Advisor an investment advisory fee at an annual rate of 1.00% and 0.50%, respectively, of their average daily net assets.

With respect to Berwyn Cornerstone Fund, the Advisor has contractually agreed, until at least May 1, 2014, to waive its investment advisory fees and/or reimburse other operating expenses as necessary to maintain the Fund’s ratio of ordinary operating expenses to average net assets at 1.25% per annum. Accordingly, during the six months ended June 30, 2013, the Advisor waived investment advisory fees of $45,566. These waivers are not subject to recoupment.

The Trust’s Chief Compliance Officer (“CCO”) is an officer of the Advisor. The Trust has agreed to pay a reasonable allocation of the salary paid by the Advisor to such officer for the time and services provided as CCO to the Trust. Currently, each Fund pays the Advisor $1,060 monthly for CCO services. In addition, the Funds reimburse the Advisor for reasonable out-of-pocket expenses, if any, relating to compliance services.

The Advisor and the officers of the Advisor, together with their families, owned 565,766 shares, 434,580 shares and 262,626 shares of Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund, respectively, as of June 30, 2013.

THE BERWYN FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

AFFILIATED BROKER-DEALER

During the six months ended June 30, 2013, Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund paid commissions of $88,277, $143,986 and $8,186, respectively, to Berwyn Financial Services Corp., a broker-dealer affiliated with the Advisor, to execute portfolio transactions.

COMPENSATION OF TRUSTEES

Trustees and officers affiliated with the Advisor or Ultimus are not compensated by the Trust for their services. Each Trustee who is not an affiliated person of the Advisor or Ultimus receives from the Trust an annual retainer of $14,000, paid quarterly, a fee of $3,000 for attendance at each in-person meeting of the Board of Trustees and a fee of $1,000 for attendance at each telephonic meeting of the Board of Trustees. The Trust reimburses each Trustee and officer for his or her travel and other expenses relating to attendance at Board or committee meetings.

MUTUAL FUND SERVICES AGREEMENT

Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus, Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. The Trust pays Ultimus a fee, payable monthly, at the annual rate of 0.125% of the Funds’ aggregate average daily net assets up to $1 billion, 0.10% of the next $500 million of such assets and 0.085% of such assets in excess of $1.5 billion, subject to a minimum monthly fee of $15,000. Each Fund pays its proportionate share of such fee. In addition, the Funds pay out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds’ portfolio securities.

AFFILIATED INVESTMENTS

A company is considered an affiliate of a Fund under the 1940 Act if the Fund’s holdings in that company represent 5% or more of the outstanding voting shares of that company. Accordingly, the following holdings are considered affiliates of Berwyn Fund and Berwyn Income Fund. Transactions in affiliates for the six months ended June 30, 2013 were as follows:

THE BERWYN FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

Berwyn Fund:
	Hallmark Financial Services, Inc.	Hooker Furniture Corp.	Spartan Motors, Inc.
Percentage of Outstanding Voting Shares Owned	5.10%	5.21%	5.24%
Shares at Beginning of Period	855,761	571,811	1,531,002
Shares Purchased During the Period	128,915	—	265,125
Shares Sold During the Period	(2,000)	(12,000)	(7,200)
Shares at End of Period	982,676	559,811	1,788,927
Market Value at Beginning of Period	$8,027,038	$8,274,105	$7,532,530
Cost of Purchases During the Period	1,173,410	—	1,473,237
Cost of Sales During the Period	(22,020)	(183,678)	(44,371)
Change in Unrealized Appreciation (Depreciation)	(196,769)	1,012,100	1,986,837
Market Value at End of Period	$8,981,659	$9,102,527	$10,948,233
Net Realized Gains (Losses) During the Period	$(4,269)	$3,245	$(7,364)
Dividend Income Earned During the Period	$—	$112,462	$87,521

Berwyn Income Fund:
Ennis, Inc.
Percentage of Outstanding Voting Shares Owned	5.75%
Shares at Beginning of Period	1,602,008
Shares Sold During the Period	(97,302)
Shares at End of Period	1,504,706
Market Value at Beginning of Period	$24,783,064
Cost of Sales During the Period	(1,208,256)
Change in Unrealized Appreciation (Depreciation)	2,441,559
Market Value at End of Period	$26,016,367
Net Realized Gains During the Period	$347,394
Dividend Income Earned During the Period	$—

6. COMMITMENTS AND CONTINGENCIES

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

THE BERWYN FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

7. BANK LINE OF CREDIT

Berwyn Fund has an uncommitted $8,000,000 senior secured line of credit with its custodian bank. Berwyn Income Fund has an uncommitted $50,000,000 senior secured line of credit with its custodian bank. Borrowings under these arrangements bear interest at a rate per annum equal to the Prime Rate minus 0.5% at the time of borrowing. During the six months ended June 30, 2013, the Funds did not borrow under their respective lines of credit. Berwyn Cornerstone Fund does not currently have a bank line of credit.

8. SECTOR RISK

If a Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s net asset value per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, or other developments may negatively impact all companies in a particular sector and therefore the value of the Fund’s portfolio will be adversely affected. As of June 30, 2013, Berwyn Fund had 26.8% of the value of its net assets invested in stocks within the Industrials sector.

9. SUBSEQUENT EVENTS

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

THE BERWYN FUNDS ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (January 1, 2013 – June 30, 2013).

The table below illustrates the Funds’ ongoing costs in two ways:

Actual Fund Return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Funds’ actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% Return – This section is intended to help you compare the Funds’ ongoing costs with those of other mutual funds. It assumes that the Funds had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds’ actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission (“SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess the Funds’ ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other mutual funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads. However, a redemption fee of 1% is applied on the sale of shares held for less than six months.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds’ expenses, including annual expense ratios for the prior five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

THE BERWYN FUNDS ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period*
Berwyn Fund
Based on Actual Fund Return	$1,000.00	$1,147.70	$6.34
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.89	$5.96

Berwyn Income Fund
Based on Actual Fund Return	$1,000.00	$1,053.20	$3.26
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,021.62	$3.21

Berwyn Cornerstone Fund
Based on Actual Fund Return	$1,000.00	$1,167.70	$6.72
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.60	$6.26

*
Expenses are equal to the Funds’ annualized expense ratios for the period as stated below, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Berwyn Fund	1.19%
Berwyn Income Fund	0.64%
Berwyn Cornerstone Fund	1.25%

OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available at the Funds’ website at http://www.theberwynfunds.com and is also available without charge upon request by calling toll-free 1-800-992-6757, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available at the Funds’ website at http://www.theberwynfunds.com and is also available without charge upon request by calling toll-free 1-800-992-6757, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-800-992-6757. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

THE BERWYN FUNDS APPROVAL OF ADVISORY AGREEMENTS (Unaudited)

The Board of Trustees, including the Independent Trustees voting separately, have reviewed and approved the continuance of each Fund’s Advisory Agreement with the Advisor. The approval took place at an in-person meeting, held on February 20, 2013, at which all of the Trustees were present.

The Trustees were advised by Trust counsel of their fiduciary obligations in approving the Advisory Agreements and the Trustees requested such information from the Advisor as they deemed reasonably necessary to evaluate the terms of the Advisory Agreements and to determine whether the Agreements continue to be in the best interests of each Fund and its shareholders. The Trustees reviewed (1) industry data comparing advisory fees and expense ratios of each Fund with those of comparable investment companies; (2) comparative investment performance information; (3) the Advisor’s revenues and costs of providing services to each Fund; and (4) information about the responsibilities and qualifications of the Advisor’s personnel. The Trustees considered various factors, among them (1) the nature and quality of the services provided by the Advisor; (2) the fees charged for those services and the Advisor’s profitability with respect to each Fund; (3) each Fund’s investment performance; (4) the extent to which economies of scale may be realized as the Funds grow; and (5) whether fee levels reflect these economies of scale for the benefit of Fund shareholders. The Trustees were advised by experienced counsel throughout the process.

The Trustees evaluated and discussed with the Advisor the responsibilities of the Advisor under the Advisory Agreements. The Trustees also reviewed the background, education and experience of the Advisor’s investment and operational personnel.

The Trustees considered each Fund’s historical performance as compared to various indices and averages. The Trustees reviewed information that summarized the performance of each Fund over various periods, and compared such performance to returns of the relevant benchmark indices and similarly situated funds. Based upon their review, the Trustees found that over both short- and long-term periods, the investment performance of each Fund has been acceptable.

In reviewing the fees payable under the Advisory Agreements, the Trustees reviewed the advisory fees paid by the Funds and compared such fees to the advisory fees of similar mutual funds. The Trustees considered the existence of any economies of scale and whether those would be passed along to the Funds shareholders, including any fee waivers by the Advisor. In evaluating each Fund’s advisory fees, the Trustees took into account the quality of the investment management of such Fund. The Trustees reviewed and discussed the comparative expense information, which provided average expense ratios and average advisory fee ratios for other similarly situated mutual funds included in the Morningstar database, categorized by investment style, as it relates to each Fund. The Trustees found that each Fund’s advisory fee was higher than the average advisory fees for their respective categories. In addition, these analyses and comparisons, which included all classes and those classes considered to be no-load classes (including and excluding index funds) of shares for funds in the respective Morningstar categories,

THE BERWYN FUNDS APPROVAL OF ADVISORY AGREEMENTS (Unaudited) (Continued)

showed that when compared to all classes, the Funds overall expense ratios (after fee waivers for Berwyn Cornerstone Fund) were comparable or below the averages for their respective Morningstar categories. The Trustees discussed Morningstar’s expense ratio ratings, noting that Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund’s expense ratios were classified as “Average,” “Low” and “Above Average,” respectively. It was noted that Berwyn Fund and Berwyn Cornerstone Fund’s expense ratios were higher than the average expense ratio when compared to exclusively no-load classes (including and excluding index funds) for their respective categories. The Trustees further noted that Berwyn Income Fund’s expense ratio was lower than the average expense ratio when compared to exclusively no-load classes (including and excluding index funds) for its category. The Trustees discussed the differences between the averages for all classes of a category versus the averages for only no-load classes (including and excluding index funds) of a category. The Trustees concluded that the advisory fees for each Fund appear to be within an acceptable range for similarly situated funds.

The Trustees discussed economies of scale as it relates to the Funds, noting that based on Berwyn Cornerstone Fund’s current asset levels it would not be relevant to consider the extent to which economies of scale are being realized and that it is not necessary or appropriate at this time to consider adding fee breakpoints to the advisory fee schedule for Berwyn Cornerstone Fund. The Trustees discussed economies of scales as it relates to Berwyn Fund and Berwyn Income Fund, noting that both Funds have continued to see growth in their net assets. The Trustees considered the discussions they have had with the Advisor over the past year regarding the possibility of implementing fee breakpoints for Berwyn Fund and Berwyn Income Fund. The Trustees were presented with and considered the following fee breakpoints for Berwyn Fund and Berwyn Income Fund:

Berwyn Fund
– from 1.00% to 0.95% on net assets from $500 million to $1 billion; and – from 1.00% to 0.90% on net assets over $1 billion

Berwyn Income Fund
– from 0.50% to 0.48% on net asset from $1.75 billion to $3.5 billion; and – from 0.50% to 0.46% on net assets over $3.5 billion

The Trustees considered the research and analysis conducted by the Advisor in arriving at the breakpoint recommendations, noting that the Advisor’s research found that no clear industry standard exists for breakpoint structures. They discussed the potential impact adding fee breakpoint structures will have on Berwyn Fund and Berwyn Income Fund’s overall competitive positioning within their respective peer groups. The Trustees concluded that the proposed fee breakpoint schedules were beneficial to shareholders and would contribute to future economies of scale.

THE BERWYN FUNDS APPROVAL OF ADVISORY AGREEMENTS (Unaudited) (Continued)

The Trustees reviewed the 2012 distribution related fees paid by the Advisor on behalf of each of the Funds. The Trustees discussed the fees paid by the Advisor and the services received by shareholders investing through the various platforms.

The Trustees also reviewed the Advisor’s analysis of its profitability from fees received under the Advisory Agreements and the Advisor’s audited financial statements for its fiscal year ended August 31, 2012. The Independent Trustees concluded that the Advisor’s profitability was reasonable in consideration of the services provided to the Funds. They further concluded that the Advisor possesses the resources necessary to serve as investment adviser to the Funds and, based upon their review of the financial statements provided by the Advisor, the Advisor is sufficiently capitalized to remain economically viable to serve as investment adviser.

In approving the Advisory Agreements, the Independent Trustees reached the following conclusions: (1) the Advisor has the financial resources and personnel to provide quality advisory services; (2) the Funds have benefited from the professionalism and ethics of the Advisor; (3) the advisory fees, before and after the implementation of the fee breakpoint structure for Berwyn Fund and Berwyn Income Fund, are fair and reasonable and the total expenses of each Fund are reasonable; (4) the profitability of the Advisor is reasonable in relation to the services provided; and (5) the continuance of the Advisory Agreement on behalf of each Fund is in the best interests of its shareholders.

No single factor was considered in isolation or was determinative to the decision of the Trustees to approve continuance of the Advisory Agreements. Rather, the Trustees concluded, in light of an assessment of all factors considered, that it would be in the best interests of each Fund and its shareholders to continue the Advisory Agreements for an additional annual term.

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Item 2.   Code of Ethics.

Not required

Item 3.   Audit Committee Financial Expert.

Not required

Item 4.   Principal Accountant Fees and Services.

Not required

Item 5.   Audit Committee of Listed Registrants.

Not applicable

Item 6.  Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.   Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.  Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Not required

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:  Not applicable

(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    The Berwyn Funds

By (Signature and Title)*		/s/ Robert E. Killen
Robert E. Killen, President

Date	August 20, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Robert E. Killen
Robert E. Killen, President

Date	August 20, 2013

By (Signature and Title)*		/s/ Mark J. Seger
Mark J. Seger, Treasurer

Date	August 20, 2013

* Print the name and title of each signing officer under his or her signature.